Security
Information








Security Purchased
Comparison Security
Comparison Security
Cusip
867363AK9
87922RAD4
800907AG2
Issuer
SUNGARD DATA SYSTEMS INC
TELCORDIA TECHNOLOGIES
SANMINA SCI CORP
Underwriters
BoA, Citigroup, DBSI,
Goldman
Sachs,
JP
Morgan, Morgan Stanley
Bear Stearns, DBSI, JP
Morgan,
Lehman
Brothers
BoA, Citigroup, Merrill
Lynch, ABN
Amro,
DBSI, Key Capital, Piper
Jaffray,
Scotia
Capital, Wells Fargo
Years of continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
SDS 10.25% 8/15/2015
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
Is the affiliate a
manager or co-
manager
of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or
dealer from
which
purchased
Goldman Sachs
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
7/27/2005
3/11/2005
2/16/2005
Total amount of offering
sold to
QIBs
1,000,000,000
300,000,000
400,000,000
Total amount of any
concurrent
public
offering
0
0
0
Total
1,000,000,000
300,000,000
400,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than
public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or
commission
2.25%
2.75%
2.00%
Rating
Caa1/B-
B3/B-
B1/B
Current yield
10.25%
10.00%
6.75%
Benchmark vs Spread
(basis points)
600 bp
589 bp
262 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
570,000
 $
570,000
0.06%



Scudder High Income Trust
Chicago
60,000
 $
60,000
0.01%



Scudder Multi-Market
Income Trust
Chicago
30,000
 $
30,000
0.00%



Scudder Strategic Income
Fund
Chicago
45,000
 $
45,000
0.00%



Scudder Strategic Income
Trust
Chicago
10,000
 $
10,000
0.00%



Scudder Total Return Fund
Chicago
40,000
 $
40,000
0.00%



SVS II High Income
Portfolio
Chicago
100,000
 $
100,000
0.01%



SVS II Strategic Income
Portfolio
Chicago
10,000
 $
10,000
0.00%



SVS II Total Return
Portfolio
Chicago
15,000
 $
15,000
0.00%



New York Funds







Scudder High Income Plus
Fund
New York
95,000
 $
95,000
0.01%



Total

975,000
 $
975,000
0.10%











^The Security and Fund
Performance
is
calculated based on
information
provided
by State Street Bank.




*If a Fund executed
multiple sales
of
a
security, the final sale
date is
listed.
If a Fund still held the
security
as
of
the quarter-end, the
quarter-end
date
is
listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
867363AF0
87922RAD4
800907AG2
Issuer
SUNGARD DATA SYSTEMS INC
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
Underwriters
Citigroup, DBSI, Goldman
Sachs, JP
Morgan
Securities, Morgan
Stanley
Bear Stearns, DBSI, JP
Morgan,
Lehman
Brothers
BoA, Citigroup, Merrill
Lynch, ABN
Amro,
DBSI, Key Capital
Markets, Piper
Jaffray,
Scotia Capital, Wells
Fargo
Years of continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
SDS 9.125%  8/15/2013
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
Is the affiliate a
manager or co-
manager
of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or
dealer from
which
purchased
Goldman Sachs
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
7/27/2005
3/11/2005
2/16/2005
Total amount of offering
sold to
QIBs
1,600,000,000
300,000,000
400,000,000
Total amount of any
concurrent
public
offering
0
0
0
Total
1,600,000,000
300,000,000
400,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than
public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or
commission
2.25%
2.75%
2.00%
Rating
B3/B-
B3/B-
B1/B
Current yield
9.13%
10.00%
6.75%
Benchmark vs Spread
(basis points)
494 bp
589 bp
262 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
10,000
 $
10,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
570,000
 $
570,000
0.04%



Scudder High Income Trust
Chicago
60,000
 $
60,000
0.00%



Scudder Multi-Market
Income Trust
Chicago
30,000
 $
30,000
0.00%



Scudder Strategic Income
Fund
Chicago
40,000
 $
40,000
0.00%



Scudder Total Return Fund
Chicago
40,000
 $
40,000
0.00%



SVS II High Income
Portfolio
Chicago
100,000
 $
100,000
0.01%



SVS II Strategic Income
Portfolio
Chicago
10,000
 $
10,000
0.00%



SVS II Total Return
Portfolio
Chicago
15,000
 $
15,000
0.00%



Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery
Street
10,000
 $
10,000
0.00%



New York Funds







Scudder High Income Plus
Fund
New York
90,000
 $
90,000
0.01%



Total

975,000
 $
975,000
0.06%











^The Security and Fund
Performance
is
calculated based on
information
provided
by State Street Bank.




*If a Fund executed
multiple sales
of
a
security, the final sale
date is
listed.
If a Fund still held the
security
as
of
the quarter-end, the
quarter-end
date
is
listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
867363AG8
87922RAD4
00506TAB1
Issuer
SUNGARD DATA SYSTEMS INC
TELCORDIA TECHNOLOGIES
ACTIVANT SOLUTIONS INC
Underwriters
Citigroup, DBSI, Goldman
Sachs, JP
Morgan,
Morgan Stanley
Bear Stearns, DBSI, JP
Morgan,
Lehman
Brothers
DBSI, JP Morgan
Years of continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
SDS 0% Float 8/15/2013
TELCOR 10% 3/15/2013
COOPCP Float 10% 4/1/2010
Is the affiliate a
manager or co-
manager
of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or
dealer from
which
purchased
Goldman Sachs
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
7/27/2005
3/11/2005
3/10/2005
Total amount of offering
sold to
QIBs
400,000,000
300,000,000
120,000,000
Total amount of any
concurrent
public
offering
0
0
0
Total
400,000,000
300,000,000
120,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than
public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or
commission
2.25%
2.75%
2.75%
Rating
B3/B-
B3/B-
B2/B+
Current yield
0.00%
10.00%
10.00%
Benchmark vs Spread
(basis points)
450 bp
589 bp
599 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
10,000
 $
10,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
570,000
 $
570,000
0.14%



Scudder High Income Trust
Chicago
60,000
 $
60,000
0.02%



Scudder Multi-Market
Income Trust
Chicago
30,000
 $
30,000
0.01%



Scudder Strategic Income
Fund
Chicago
40,000
 $
40,000
0.01%



Scudder Total Return Fund
Chicago
40,000
 $
40,000
0.01%



SVS II High Income
Portfolio
Chicago
100,000
 $
100,000
0.03%



SVS II Strategic Income
Portfolio
Chicago
10,000
 $
10,000
0.00%



SVS II Total Return
Portfolio
Chicago
15,000
 $
15,000
0.00%



Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery
Street
10,000
 $
10,000
0.00%



New York Funds







Scudder High Income Plus
Fund
New York
90,000
 $
90,000
0.02%



Total

975,000
 $
975,000
0.24%











^The Security and Fund
Performance
is
calculated based on
information
provided
by State Street Bank.




*If a Fund executed
multiple sales
of
a
security, the final sale
date is
listed.
If a Fund still held the
security
as
of
the quarter-end, the
quarter-end
date
is
listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
85771TAD63
15101QAC5
87922RAD4
Issuer
STATS CHIPPAC LTD
CELESTICA
TELCORDIA TECHNOLOGIES
Underwriters
CSFB, DBSI
BoA, Citigroup, DBSI,
CIBC Bank,
Keybank,
RBC Capital Markets,
Scotia
Capital,
Wachovia
Bear Stearns, DBSI, JP
Morgan,
Lehman
Brothers
Years of continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
STATSP 7.5% 7/19/2010
CLS 7.625% 7/01/2013
TELCOR 10% 3/15/2013
Is the affiliate a
manager or co-
manager
of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or
dealer from
which
purchased
CSFB
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
7/12/2005
6/16/2005
3/11/2005
Total amount of offering
sold to
QIBs
150,000,000
250,000,000
300,000,000
Total amount of any
concurrent
public
offering
0
0
0
Total
150,000,000
250,000,000
300,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than
public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or
commission
1.60%
1.50%
2.75%
Rating
Ba2/BB
B2/B
B3/B-
Current yield
7.50%
7.63%
10.00%
Benchmark vs Spread
(basis points)
358 bp
325 bp
694 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
20,000
 $
20,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
1,095,000
 $
1,095,000
0.73%



Scudder High Income Trust
Chicago
120,000
 $
120,000
0.08%



Scudder Multi-Market
Income Trust
Chicago
60,000
 $
60,000
0.04%



Scudder Strategic Income
Fund
Chicago
80,000
 $
80,000
0.05%



Scudder Strategic Income
Trust
Chicago
15,000
 $
15,000
0.01%



Scudder Total Return Fund
Chicago
90,000
 $
90,000
0.06%



SVS II High Income
Portolio
Chicago
195,000
 $
195,000
0.13%



SVS II Strategic Income
Portfolio
Chicago
15,000
 $
15,000
0.01%



SVS II Total Return
Portfolio
Chicago
30,000
30,000
0.02%



Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery
Street
20,000
 $
20,000
0.01%



New York Funds







Scudder High Income Plus
Fund
New York
180,000
 $
180,000
0.12%



Scudder Limited Duration
Plus Fund
New York
10,000
 $
10,000
0.01%



Total

1,930,000
 $
1,930,000
1.29%











^The Security and Fund
Performance
is
calculated based on
information
provided
by State Street Bank.




*If a Fund executed
multiple sales
of
a
security, the final sale
date is
listed.
If a Fund still held the
security
as
of
the quarter-end, the
quarter-end
date
is
listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
74913GAL9
74913GAD7
62941FAE8
Issuer
QWEST CORPORATION
QWEST CORPORATION
NTL CABLE PLC
Underwriters
DBSI, Merrill Lynch, BoA,
UBS
DBSI, Goldman Sachs,
Lehman
Brothers,
BoA,
CSFB, Wachovia, BNY
Capital,
Citigroup,
Royal
Bank of Scotland, Wells
Fargo
CSFB, DBSI, Goldman
Sachs, Morgan
Stanley
Years of continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
QUS FRN 6/15/2013
QUS 7.875% 9/1/2011
NTLI 0% 10/15/2012
Is the affiliate a
manager or co-
manager
of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or
dealer from
which
purchased
Merrill Lynch
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
6/8/2005
8/12/2004
4/2/2004
Total amount of offering
sold to
QIBs
750,000,000
825,000,000
100,000,000
Total amount of any
concurrent
public
offering
0
0
0
Total
750,000,000
825,000,000
100,000,000
Public offering price
 $
100.00
 $
98.68
 $
100.00
Price paid if other than
public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or
commission
1.50%
1.50%
2.50%
Rating
Ba3/BB-
Ba3/BB-
B3/B-
Current yield
6.67%
8.15%
8.65%
Benchmark vs Spread
(basis points)
325 bp
336 bp
536 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
60,000
 $
60,000
0.01%
2.38%
0.22%
6/30/2005
SVS I Bond Portfolio
Boston
15,000
 $
15,000
0.00%
2.38%
0.14%
6/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
3,235,000
 $
3,235,000
0.43%
2.38%
1.06%
6/30/2005
Scudder High Income Trust
Chicago
350,000
 $
350,000
0.05%
2.38%
1.48%
6/30/2005
Scudder Multi-Market
Income Trust
Chicago
180,000
 $
180,000
0.02%
2.38%
1.51%
6/30/2005
Scudder Strategic Income
Fund
Chicago
240,000
 $
240,000
0.03%
2.38%
0.07%
6/30/2005
Scudder Strategic Income
Trust
Chicago
40,000
 $
40,000
0.01%
2.38%
1.59%
6/30/2005
Scudder Total Return Fund
Chicago
290,000
 $
290,000
0.04%
2.38%
0.11%
6/30/2005
SVS II High Income
Portfolio
Chicago
575,000
 $
575,000
0.08%
2.38%
0.88%
6/30/2005
SVS II Strategic Income
Portfolio
Chicago
50,000
 $
50,000
0.01%
2.38%
0.09%
6/30/2005
SVS II Total Return
Portfolio
Chicago
90,000
 $
90,000
0.01%
2.38%
0.23%
6/30/2005
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
65,000
 $
65,000
0.01%
2.38%
0.35%
6/30/2005
New York Funds







Scudder High Income Plus
Fund
New York
520,000
 $
520,000
0.07%
2.38%
1.17%
6/30/2005
Scudder PreservationPlus
Income
Fund
New York
40,000
 $
5,710,000
0.01%
2.38%
0.38%
6/30/2005
Total

5,750,000
 $
11,420,000
0.77%



















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
64016AAA3
693522AA2
44701RAF7
Issuer
NELL AF SARL
PQ CORPORATION
HUNTSMAN CORPORATION
Underwriters
CSFB, Merrill Lynch, ABN
Amro,
Citigroup,
DBSI
CSFB, JP Morgan, UBS
Citigroup, CSFB, DBSI, JP
Morgan,
UBS,
Merrill
Lynch
Years of continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
NELL 8.375% 8/15/2015
PQCOR 7.5% 2/15/2013
HUNTSM 11.5% 7/15/2012
Is the affiliate a
manager or co-
manager
of offering?
Co-Lead Manager
N/A
Joint Lead Manager
Name of underwriter or
dealer from
which
purchased
Merrill Lynch
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
8/4/2005
2/3/2005
6/15/2004
Total amount of offering
sold to
QIBs
615,000,000
275,000,000
300,000,000
Total amount of any
concurrent
public
offering
0
0
0
Total
615,000,000
275,000,000
300,000,000
Public offering price
 $
100.00
 $
100.00

Price paid if other than
public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or
commission
2.75%
2.63%
2.25%
Rating
B2/B-
B3/B-
B2/B
Current yield
8.38%
7.50%
11.50%
Benchmark vs Spread
(basis points)
408 bp
307 bp
150 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
105,000
 $
105,000
0.02%



Chicago Funds







Scudder High Income Fund
Chicago
3,730,000
 $
3,730,000
0.61%



Scudder High Income Trust
Chicago
385,000
 $
385,000
0.06%



Scudder Multi-Market
Income Trust
Chicago
210,000
 $
210,000
0.03%



Scudder Strategic Income
Fund
Chicago
280,000
 $
280,000
0.05%



Scudder Strategic Income
Trust
Chicago
75,000
 $
75,000
0.01%



Scudder Total Return Fund
Chicago
250,000
 $
250,000
0.04%



SVS II High Income
Portfolio
Chicago
665,000
 $
665,000
0.11%



SVS II Strategic Income
Portfolio
Chicago
75,000
 $
75,000
0.01%



SVS II Total Return
Portfolio
Chicago
80,000
 $
80,000
0.01%



Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
130,000
 $
130,000
0.02%



New York Funds







Scudder High Income Plus
Fund
New York
615,000
 $
615,000
0.10%



Scudder Limited Duration
Plus Fund
New York
75,000
 $
75,000
0.01%



Total

6,675,000
 $
6,675,000
1.09%











^The Security and Fund
Performance
is
calculated based on
information
provided
by State Street Bank.




*If a Fund executed
multiple sales
of
a
security, the final sale
date is
listed.
If a Fund still held the
security
as
of
the quarter-end, the
quarter-end
date
is
listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
552953AT8
552953AQ4
983130AB1
Issuer
MGM MIRAGE INC
MGM MIRAGE INC
WYNN RESORTS LTD
Underwriters
BoA, Citigroup, DBSI,
Merrill Lynch
Merrill Lynch, Morgan
Stanley
BoA, Bear Stearns, DBSI,
JP Morgan,
SG
Americas
Years of continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
MGM 6.625% 7/15/2015
MGM 6.625% 7/15/2015
WYNN 6.625% 12/1/2014
Is the affiliate a
manager or co-
manager
of offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or
dealer from
which
purchased
BoA
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
8/25/2005
6/9/2005
11/22/2004
Total amount of offering
sold to
QIBs
375,000,000
500,000,000
1,300,000,000
Total amount of any
concurrent
public
offering
0
0
0
Total
375,000,000
500,000,000
1,300,000,000
Public offering price
 $
101.38
 $
100.00
 $
100.00
Price paid if other than
public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or
commission
0.63%
0.75%
2.00%
Rating
Ba2/BB
Ba2/BB
B2/B+
Current yield
6.43%
6.63%
6.63%
Benchmark vs Spread
(basis points)
226 bp
228 bp
303 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
370,000
 $
375,088
0.10%



SVS I Bond Portfolio
Boston
80,000
 $
81,100
0.02%



Chicago Funds







Scudder High Income Fund
Chicago
965,000
 $
978,269
0.26%



Scudder High Income Trust
Chicago
100,000
 $
101,375
0.03%



Scudder Multi-Market
Income Trust
Chicago
55,000
 $
55,756
0.01%



Scudder Strategic Income
Fund
Chicago
70,000
 $
70,963
0.02%



Scudder Strategic Income
Trust
Chicago
15,000
 $
15,206
0.00%



Scudder Total Return Fund
Chicago
315,000
 $
319,331
0.08%



SVS II Fixed Income
Portfolio
Chicago
130,000
 $
131,788
0.03%



SVS II High Income
Portfolio
Chicago
175,000
 $
177,406
0.05%



SVS II Strategic Income
Portfolio
Chicago
15,000
 $
15,206
0.00%



SVS II Total Return
Portfolio
Chicago
105,000
 $
106,444
0.03%



Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
160,000
 $
162,200
0.04%



New York Funds







Scudder High Income Plus
Fund
New York
160,000
 $
162,200
0.04%



Scudder Lifecycle Long
Range Fund
New York
115,000
 $
116,581
0.03%



Scudder Lifecycle Mid
Range Fund
New York
5,000
 $
5,069
0.00%



Scudder Lifecycle Short
Range Fund
New York
5,000
 $
5,069
0.00%



Scudder Limited Duration
Plus Fund
New York
50,000
 $
50,688
0.01%



Total

2,890,000
 $
2,929,738
0.77%











^The Security and Fund
Performance
is
calculated based on
information
provided
by State Street Bank.




*If a Fund executed
multiple sales
of
a
security, the final sale
date is
listed.
If a Fund still held the
security
as
of
the quarter-end, the
quarter-end
date
is
listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
58446VAC5
25459HAC9
1248EPAD5
Issuer
MEDIACOM BROADBAND LLC
DIRECTV HOLDINGS
CCO HOLDINGS LLC
Underwriters
BoA, Citigroup, CSFB, JP
Morgan,
Wachovia,
DBSI, Harris Nesbitt
BoA, CSFB
Citigroup, CSFB, BoA,
DBSI, JP
Morgan
Years of continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
MCCC 8.5% 10/15/2015
DTV 6.375% 6/15/2015
CHTR 0% 12/15/2010
Is the affiliate a
manager or co-
manager
of offering?
Initial Purchaser
N/A
N/A
Name of underwriter or
dealer from
which
purchased
JP Morgan
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
8/16/2005
6/8/2005
12/1/2004
Total amount of offering
sold to
QIBs
200,000,000
1,000,000,000
550,000,000
Total amount of any
concurrent
public
offering
0
0
0
Total
200,000,000
1,000,000,000
550,000,000
Public offering price
 $
98.36
 $
99.09
 $
100.00
Price paid if other than
public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or
commission
1.75%
1.00%
1.88%
Rating
B2/B
Ba2/BB-
B3/CCC-
Current yield
8.75%
6.50%
0.00%
Benchmark vs Spread
(basis points)
454 bp
164 bp
491 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
30,000
 $
29,508
0.02%



Chicago Funds







Scudder High Income Fund
Chicago
2,200,000
 $
2,163,920
1.10%



Scudder High Income Trust
Chicago
240,000
 $
236,064
0.12%



Scudder Multi-Market
Income Trust
Chicago
125,000
 $
122,950
0.06%



Scudder Strategic Income
Fund
Chicago
160,000
 $
157,376
0.08%



Scudder Strategic Income
Trust
Chicago
30,000
 $
29,508
0.02%



Scudder Total Return Fund
Chicago
160,000
 $
157,376
0.08%



SVS II High Income
Portfolio
Chicago
395,000
 $
388,522
0.20%



SVS II Strategic Income
Portfolio
Chicago
35,000
 $
34,426
0.02%



SVS II Total Return
Portfolio
Chicago
55,000
 $
54,098
0.03%



Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
40,000
 $
39,344
0.02%



New York Funds







Scudder High Income Plus
Fund
New York
365,000
 $
359,014
0.18%



Scudder Limited Duration
Plus Fund
New York
20,000
 $
19,672
0.01%



Total

3,855,000
 $
3,791,778
1.93%











^The Security and Fund
Performance
is
calculated based on
information
provided
by State Street Bank.




*If a Fund executed
multiple sales
of
a
security, the final sale
date is
listed.
If a Fund still held the
security
as
of
the quarter-end, the
quarter-end
date
is
listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
EF0169138
12686CAV1
161175AD6
Issuer
IESY REPOSITORY
CABLEVISION SYSTEMS CORP
CHARTER COMMUNICATIONS
Underwriters
Citigroup, DBSI, JP
Morgan
BoA, Bear Stearns,
Citigroup,
Morgan
Stanley,
DBSI, BoNY, Barclays,
Dresdner,
Mizuho
International, SG Cowen,
SunTrust
BoA, Citigroup, CSFB, JP
Morgan,
ABN
Amro,
BoNY, Bank of Montreal,
BNP
Paribas,
Credit
Lyonnais, DBSI, Morgan
Stanley,
Rabobank,
Royal Bank of Scotland,
Scotia
Capital,
Societe
Generale
Years of continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
IESY 10.125% 2/15/2015
CVC 8% 04/15/2012
CHTR 8.375% 4/30/2014
Is the affiliate a
manager or co-
manager
of offering?
 Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or
dealer from
which
purchased
Citigroup
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
7/11/2005
7/11/2005
4/20/2004
Total amount of offering
sold to
QIBs
235,000,000
1,000,000,000
671,000,000
Total amount of any
concurrent
public
offering
0
0
0
Total
235,000,000
1,000,000,000
671,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than
public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or
commission
1.50%
2.00%
1.88%
Rating
Caa1/CCC+
B3/B+
B2/B-
Current yield
10.13%
8.00%
8.38%
Benchmark vs Spread
(basis points)
689 bp
369 bp
413 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
550,000
 $
550,000
0.23%



Scudder High Income Trust
Chicago
60,000
 $
60,000
0.03%



Scudder Strategic Income
Fund
Chicago
50,000
 $
50,000
0.02%



SVS II High Income
Portfolio
Chicago
100,000
 $
100,000
0.04%



Scudder Multi-Market
Income Trust
Chicago
50,000
 $
50,000
0.02%



Scudder Total Return Fund
Chicago
50,000
 $
50,000
0.02%



New York Funds







Scudder High Income Plus
Fund
New York
90,000
 $
90,000
0.04%



Total

950,000
 $
950,000
0.40%











^The Security and Fund
Performance
is
calculated based on
information
provided
by State Street Bank.




*If a Fund executed
multiple sales
of
a
security, the final sale
date is
listed.
If a Fund still held the
security
as
of
the quarter-end, the
quarter-end
date
is
listed.









Security Purchased
Comparison Security
Comparison Security
Cusip
38821GAG6
165167BM8
280146AA9
Issuer
GRANT PRIDECO INC
CHESAPEAKE ENERGY CORP
EDGEN SPECIALTY PIPE
Underwriters
 BoA, Citigroup, CSFB,
DBSI, JP
Morgan,
Natexis
Bleichroeder
BoA, CSFB, DBSI, Lehman
Brothers,
UBS
Jefferies
Years of continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
GRP 6.125% 08/15/2015
CHK 6.625% 01/15/2016
EDGEN 9.875% 2/1/2011
Is the affiliate a
manager or co-
manager
of offering?
Joint Lead Manager
Lead Manager
N/A
Name of underwriter or
dealer from
which
purchased
BoA
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
7/14/2005
4/13/2005
1/25/2005
Total amount of offering
sold to
QIBs
200,000,000
600,000,000
105,000,000
Total amount of any
concurrent
public
offering
0
0
0
Total
200,000,000
600,000,000
105,000,000
Public offering price
 $
100.00
 $
99.07
 $
100.00
Price paid if other than
public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or
commission
1.44%
1.63%
3.00%
Rating
Ba2/BB
Ba3/BB-
B3/B-
Current yield
6.13%
6.75%
9.88%
Benchmark vs Spread
(basis points)
194 bp
173 bp
611 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
15,000
 $
15,000
0.01%



Chicago Funds







SVS II High Income
Portfolio
Chicago
140,000
 $
140,000
0.07%



SVS II Strategic Income
Portfolio
Chicago
15,000
 $
15,000
0.01%



SVS II Total Return
Portfolio
Chicago
20,000
 $
20,000
0.01%



Scudder High Income Trust
Chicago
85,000
 $
85,000
0.04%



Scudder High Income Fund
Chicago
795,000
 $
795,000
0.40%



Scudder Multi-Market
Income Trust
Chicago
45,000
 $
45,000
0.02%



Scudder Strategic Income
Fund
Chicago
60,000
 $
60,000
0.03%



Scudder Strategic Income
Trust
Chicago
10,000
 $
10,000
0.01%



Scudder Total Return Fund
Chicago
65,000
 $
65,000
0.03%



Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
15,000
 $
15,000
0.01%



New York Funds







Scudder High Income Plus
Fund
New York
130,000
 $
130,000
0.07%



Total

1,395,000
 $
1,395,000
0.70%











^The Security and Fund
Performance
is
calculated based on
information
provided
by State Street Bank.




*If a Fund executed
multiple sales
of
a
security, the final sale
date is
listed.
If a Fund still held the
security
as
of
the quarter-end, the
quarter-end
date
is
listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BM8
165167BK2
165167BJ5
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BoA, CSFB, DBSI, Lehman
Brothers,
UBS,
Bear
Stearns, BNP Paribas,
Citigroup,
Morgan
Stanley,
ABN Amro, Bosc, Calyon,
Comerica,
Fortis,
Harris, Piper Jaffray,
RBC, RBS
BoA, CSFB, DBSI, Lehman
Brothers,
UBS,
Bear
Stearns, BNP Paribas,
Citigroup,
Comerica,
Morgan Stanley, Raymond
James, RBC,
Suntrust,
TD Waterhouse, Wells
Fargo
BoA, Bear Stearns, Lehman
Brothers,
Morgan
Stanley, UBS
Years of continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 6.625% 1/15/2016
CHK 6.375% 6/15/2015
CHK 7 8/15/2014
Is the affiliate a
manager or co-
manager
of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or
dealer from
which
purchased
Lehman Brothers
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
4/13/2005
12/1/2004
8/15/2004
Total amount of offering
sold to
QIBs
600,000,000
600,000,000
300,000,000
Total amount of any
concurrent
public
offering
0
0
0
Total
600,000,000
600,000,000
300,000,000
Public offering price
 $
99.07
 $
99.06
 $
100.00
Price paid if other than
public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or
commission
1.63%
1.75%
1.75%
Rating
Ba3/BB-
Ba3/BB-
Ba3/BB-
Current yield
6.75%
6.50%
7.00%
Benchmark vs Spread
(basis points)
238 bp
215 bp
203 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder High Income
Opportunity
Fund
Boston
230,000
 $
227,859
0.04%
0.44%
-0.14%
5/5/2005
Scudder Income Fund
Boston
35,000
 $
34,674
0.01%
1.33%
0.61%
5/8/2005
SVS I Balanced Portfolio
Boston
15,000
 $
14,860
0.00%
-0.81%
-0.65%
4/15/2005
SVS I Bond Portfolio
Boston
10,000
 $
9,907
0.00%
1.33%
0.85%
5/5/2005
Chicago Funds







Scudder High Income Fund
Chicago
1,995,000
 $
1,976,427
0.33%
0.49%
-1.44%
5/5/2005
Scudder High Income Trust
Chicago
235,000
 $
232,812
0.04%
0.46%
-1.70%
5/5/2005
Scudder Multi-Market
Income Trust
Chicago
30,000
 $
29,721
0.01%
0.62%
0.14%
5/5/2005
Scudder Strategic Income
Fund
Chicago
175,000
 $
173,371
0.03%
0.49%
0.49%
5/5/2005
Scudder Strategic Income
Trust
Chicago
30,000
 $
29,721
0.01%
0.62%
0.16%
5/5/2005
Scudder Total Return Fund
Chicago
345,000
 $
341,788
0.06%
0.13%
0.46%
5/5/2005
SVS II High Income
Portfolio
Chicago
250,000
 $
247,673
0.04%
0.61%
-1.14%
5/5/2005
SVS II Strategic Income
Portfolio
Chicago
40,000
 $
39,628
0.01%
0.48%
0.45%
5/5/2005
SVS II Total Return
Portfolio
Chicago
80,000
 $
79,255
0.01%
0.10%
0.37%
5/5/2005
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
10,000
 $
9,907
0.00%
1.33%
0.82%
5/5/2005
New York Funds







Scudder High Income Plus
Fund
New York
120,000
 $
118,883
0.02%
0.57%
-0.92%
5/5/2005
Scudder PreservationPlus
Income
Fund
New York
60,000
 $
59,441
0.01%
1.31%
0.27%
5/5/2005
Total

3,660,000
 $
3,625,925
0.61%



















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BR7
165167BM8
165167BK2
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BoA, Bear Stearns, CSFB,
Lehman
Brothers, UBS,
Citigroup, DBSI, Goldman
Sachs,
Morgan
Stanley,
Wachovia, ABN Amro,
Nesbitt Burns,
BNP
Paribas, Bosc Inc,
Calyon,
Comerica,
Fortis, Piper
Jaffray
BoA, CSFB, DBSI, Lehman
Brothers,
UBS,
Bear
Stearns, BNP Paribas,
Citigroup,
Morgan
Stanley,
ABN Amro, Bosc Inc,
Calyon,
Comerica,
Fortis,
Harris Nesbitt, Piper
Jaffray, RBC
Dominion, RBS
Greenwich Capital
BoA, CSFB, DBSI, Lehman
Brothers,
UBS,
Bear
Stearns, BNP Paribas,
Citgroup,
Comerica, Morgan
Stanley, Raymond James,
RBC Capital
Markets,
Suntrust, TD Waterhouse,
Wells
Fargo
Years of continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 6.5% 8/15/2017
CHK 6.625% 1/15/2016
CHK 6.375% 6/15/2015
Is the affiliate a
manager or co-
manager
of offering?
Senior Co-Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or
dealer from
which
purchased
BoA
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
8/11/2005
4/13/2005
12/1/2004
Total amount of offering
sold to
QIBs
600,000,000
600,000,000
600,000,000
Total amount of any
concurrent
public
offering
0
0
0
Total
600,000,000
600,000,000
600,000,000
Public offering price
 $
98.98
 $
99.07
 $
99.06
Price paid if other than
public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or
commission
1.63%
1.63%
1.75%
Rating
Ba2/BB-
Ba2/BB-
Ba2/BB-
Current yield
6.63%
6.75%
6.75%
Benchmark vs Spread
(basis points)
230 bp
175 bp
189 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
725,000
 $
717,583
0.12%



SVS I Bond Portfolio
Boston
161,000
 $
159,353
0.03%



Chicago Funds







Scudder High Income Fund
Chicago
3,860,000
 $
3,820,512
0.64%



Scudder High Income Trust
Chicago
420,000
 $
415,703
0.07%



Scudder Multi-Market
Income Trust
Chicago
215,000
 $
212,801
0.04%



Scudder Strategic Income
Fund
Chicago
275,000
 $
272,187
0.05%



Scudder Strategic Income
Trust
Chicago
50,000
 $
49,489
0.01%



Scudder Total Return Fund
Chicago
818,000
 $
809,632
0.14%



SVS II Fixed Income
Portfolio
Chicago
309,000
 $
305,839
0.05%



SVS II High Income
Portfolio
Chicago
690,000
 $
682,941
0.12%



SVS II Strategic Income
Portfolio
Chicago
60,000
 $
59,386
0.01%



SVS II Total Return
Portfolio
Chicago
276,000
 $
273,177
0.05%



Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
222,000
 $
219,729
0.04%



New York Funds







Scudder High Income Plus
Fund
New York
640,000
 $
633,453
0.11%



Scudder Lifecycle Long
Range Fund
New York
268,000
 $
265,258
0.04%



Scudder Limited Duration
Plus Fund
New York
35,000
 $
34,642
0.01%



Total

9,024,000
 $
8,931,684
1.50%











^The Security and Fund
Performance
is
calculated based on
information
provided
by State Street Bank.




*If a Fund executed
multiple sales
of
a
security, the final sale
date is
listed.
If a Fund still held the
security
as
of
the quarter-end, the
quarter-end
date
is
listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
15101QAC2
87922RAD4
800907AG2
Issuer
CELESTICA INC
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
Underwriters
BoA, Citigroup, DBSI,
CIBC,
Keybank,
RBC
Capital, Scotia Capital,
Wachovia
Bear Stearns, DBSI, JP
Morgan,
Lehman
Brothers
BoA, Citigroup, Merrill
Lynch, ABN
Amro,
DBSI,
Key Capital, Piper
Jaffray, Scotia
Capital,
Wachovia
Years of continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
CLS 7.625% 7/1/2013
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
Is the affiliate a
manager or co-
manager
of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or
dealer from
which
purchased
BoA
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
6/16/2005
3/11/2005
2/16/2005
Total amount of offering
sold to
QIBs
250,000,000
300,000,000
400,000,000
Total amount of any
concurrent
public
offering
0
0
0
Total
250,000,000
300,000,000
400,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than
public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or
commission
1.50%
2.75%
2.00%
Rating
B2/B
B-/B-
B1/B
Current yield
7.63%
10.00%
6.75%
Benchmark vs Spread
(basis points)
370 bp
756 bp
368 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
45,000
 $
45,000
0.02%
0.15%
0.00%
6/16/2005
SVS I Bond Portfolio
Boston
10,000
 $
10,000
0.00%
0.13%
0.00%
6/16/2005
Chicago Funds







Scudder High Income Fund
Chicago
2,430,000
 $
2,430,000
0.97%
0.15%
0.00%
6/16/2005
Scudder High Income Trust
Chicago
265,000
 $
265,000
0.11%
0.15%
0.00%
6/16/2005
Scudder Multi-Market
Income Trust
Chicago
135,000
 $
135,000
0.05%
0.15%
0.00%
6/16/2005
Scudder Strategic Income
Fund
Chicago
180,000
 $
180,000
0.07%
0.15%
0.00%
6/16/2005
Scudder Strategic Income
Trust
Chicago
30,000
 $
30,000
0.01%
0.17%
0.00%
6/16/2005
Scudder Total Return Fund
Chicago
215,000
 $
215,000
0.09%
0.15%
0.00%
6/16/2005
SVS II High Income
Portfolio
Chicago
430,000
 $
430,000
0.17%
0.15%
0.00%
6/16/2005
SVS II Strategic Income
Portfolio
Chicago
40,000
 $
40,000
0.02%
0.16%
0.00%
6/16/2005
SVS II Total Return
Portfolio
Chicago
65,000
 $
65,000
0.03%
0.15%
0.00%
6/16/2005
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
50,000
 $
50,000
0.02%
0.16%
0.00%
6/16/2005
New York Funds







Scudder High Income Plus
Fund
New York
390,000
 $
390,000
0.16%
0.15%
0.00%
6/16/2005
Scudder PreservationPlus
Income
Fund
New York
30,000
 $
4,285,000
0.01%
0.17%
0.00%
6/16/2005
Total

4,315,000
 $
8,570,000
1.73%



















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
14985VAA9
983130AB1
682391AA5
Issuer
CCM MERGER INC.
WYNN RESORTS LTD.
HOOTERS CASINO HOTEL LAS
VEGAS
Underwriters
DBSI, Merrill Lynch
BoA, Bear Stearns, DBSI,
JP Morgan,
SG
Americas
Jefferies, Wells Fargo
Years of continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
MOTOR 8% 8/1/2013
WYNN 6.625% 12/1/2014
HOOTER 8.75% 4/1/2012
Is the affiliate a
manager or co-
manager
of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or
dealer from
which
purchased
Merrill Lynch
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
7/14/2005
11/22/2004
3/23/2005
Total amount of offering
sold to
QIBs
300,000,000
1,300,000,000
130,000,000
Total amount of any
concurrent
public
offering
0
0
0
Total
300,000,000
1,300,000,000
130,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than
public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or
commission
2.88%
2.00%
2.50%
Rating
B3/B-
B2/B+
B3/B-
Current yield
8.00%
6.63%
8.75%
Benchmark vs Spread
(basis points)
389 bp
263 bp
466 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
10,000
 $
10,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
560,000
 $
560,000
0.19%



Scudder High Income Trust
Chicago
60,000
 $
60,000
0.02%



Scudder Multi-Market
Income Trust
Chicago
30,000
 $
30,000
0.01%



Scudder Strategic Income
Fund
Chicago
40,000
 $
40,000
0.01%



Scudder Total Return Fund
Chicago
45,000
 $
45,000
0.02%



SVS II High Income Fund
Chicago
105,000
 $
105,000
0.04%



SVS II Strategic Income
Portfolio
Chicago
10,000
 $
10,000
0.00%



SVS II Total Return
Portfolio
Chicago
15,000
 $
15,000
0.01%



Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
10,000
 $
10,000
0.00%



New York







Scudder High Income Plus
Fund
New York
90,000
 $
90,000
0.03%



Total

975,000
 $
975,000
0.33%











^The Security and Fund
Performance
is
calculated based on
information
provided
by State Street Bank.




*If a Fund executed
multiple sales
of
a
security, the final sale
date is
listed.
If a Fund still held the
security
as
of
the quarter-end, the
quarter-end
date
is
listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
045056AA6
638588AD5
640096AA1
Issuer
ASHTEAD HOLDINGS PLC
NATIONSRENT INC
NEFF CORPORATION
Underwriters
Citigroup, DBSI, JP
Morgan
Jefferies & Co.
CSFB
Years of continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
AHTLN 8.625% 8/1/2015
NATREN 9.5% 5/1/2015
NEFFRT 11.25% 6/15/2012
Is the affiliate a
manager or co-
manager
of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or
dealer from
which
purchased
Citigroup
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
7/21/2005
4/21/2005
6/30/2005
Total amount of offering
sold to
QIBs
250,000,000
150,000,000
245,000,000
Total amount of any
concurrent
public
offering
0
0
0
Total
250,000,000
150,000,000
245,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than
public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or
commission
2.25%
2.00%
2.50%
Rating
B2/B
Caa1/B-
Caa1/B-
Current yield
8.63%
9.50%
11.25%
Benchmark vs Spread
(basis points)
442 bp
446 bp
616 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
40,000
 $
40,000
0.02%



SVS I Bond Portfolio
Boston
10,000
 $
10,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
2,185,000
 $
2,185,000
0.87%



Scudder High Income Trust
Chicago
240,000
 $
240,000
0.10%



Scudder Multi-Market
Income Trust
Chicago
120,000
 $
120,000
0.05%



Scudder Strategic Income
Fund
Chicago
165,000
 $
165,000
0.07%



Scudder Strategic Income
Trust
Chicago
30,000
 $
30,000
0.01%



Scudder Total Return Fund
Chicago
170,000
 $
170,000
0.07%



SVS II High Income
Portfolio
Chicago
390,000
 $
390,000
0.16%



SVS II Strategic Income
Portfolio
Chicago
35,000
 $
35,000
0.01%



SVS II Total Return
Portfolio
Chicago
55,000
 $
55,000
0.02%



Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
40,000
 $
40,000
0.02%



New York Funds







Scudder High Income Plus
Fund
New York
360,000
 $
360,000
0.14%



Scudder Limited Duration
Plus
New York
20,000
 $
20,000
0.01%



Total

3,860,000
 $
3,860,000
1.54%











^The Security and Fund
Performance
is
calculated based on
information
provided
by State Street Bank.




*If a Fund executed
multiple sales
of
a
security, the final sale
date is
listed.
If a Fund still held the
security
as
of
the quarter-end, the
quarter-end
date
is
listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
018772AE3
03075WAA1
170032AQ9
Issuer
ALLIANCE ONE INTL INC
AMERIQUAL GROUP LLC/FIN
CHIQUITA BRANDS
Underwriters
DBSI, Wachovia, ING
Jefferies & Co
Morgan Stanley
Years of continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
AOI 12.75% 11/15/2012
AMERIQ 9% 4/1/2012
CQB 7.5% 11/1/2014
Is the affiliate a
manager or co-
manager
of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or
dealer from
which
purchased
Wachovia
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
5/10/2005
3/24/2005
9/21/2004
Total amount of offering
sold to
QIBs
100,000,000
105,000,000
250,000,000
Total amount of any
concurrent
public
offering
0
0
0
Total
100,000,000
105,000,000
250,000,000
Public offering price
 $
90.00
 $
100.00
 $
100.00
Price paid if other than
public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or
commission
2.25%
2.50%
1.38%
Rating
B3/B
B1/B+
B3/B-
Current yield
15.02%
9.00%
7.50%
Benchmark vs Spread
(basis points)
1105 bp
497 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
2,545,000
 $
2,290,500
2.55%
5.56%
2.92%
6/30/2005
Scudder High Income Trust
Chicago
275,000
 $
247,500
0.28%
5.56%
3.90%
6/30/2005
Scudder Multi-Market
Income Trust
Chicago
140,000
 $
126,000
0.14%
5.56%
4.58%
6/30/2005
Scudder Strategic Income
Fund
Chicago
190,000
 $
171,000
0.19%
5.56%
1.41%
6/30/2005
Scudder Strategic Income
Trust
Chicago
30,000
 $
27,000
0.03%
5.56%
4.69%
6/30/2005
Scudder Total Return Fund
Chicago
225,000
 $
202,500
0.23%
5.56%
2.62%
6/30/2005
SVS II High Income
Portfolio
Chicago
410,000
 $
369,000
0.41%
5.56%
2.83%
6/30/2005
SVS II Strategic Income
Portfolio
Chicago
40,000
 $
36,000
0.04%
5.56%
1.52%
6/30/2005
SVS II Total Return
Portfolio
Chicago
70,000
 $
63,000
0.07%
5.56%
2.71%
6/30/2005
New York Funds







Scudder High Income Plus
Fund
New York
415,000
 $
373,500
0.42%
5.56%
3.18%
6/30/2005
Total

4,340,000
 $
3,906,000
4.34%



















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
018772AA1
03075WAA1
170032AQ9
Issuer
ALLIANCE ONE INTL INC
AMERIQUAL GROUP LLC/FIN
CHIQUITA BRANDS INTL
Underwriters
DBSI, Wachovia, ING
Financial
Jefferies
Morgan Stanley
Years of continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
AOI 11% 5/15/2012
AMERIQ 9% 4/1/2012
CQB 7.5% 11/1/2014
Is the affiliate a
manager or co-
manager
of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or
dealer from
which
purchased
Wachovia
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
5/10/2005
3/24/2005
9/21/2004
Total amount of offering
sold to
QIBs
315,000,000
105,000,000
250,000,000
Total amount of any
concurrent
public
offering
0
0
0
Total
315,000,000
105,000,000
250,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than
public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or
commission
2.00%
2.50%
1.38%
Rating
B2/B
B1/B+
B3/B-
Current yield
11.00%
9.00%
7.50%
Benchmark vs Spread
(basis points)
703 bp
497 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
310,000
 $
310,000
0.10%
3.00%
1.85%
6/30/2005
SVS I Bond Portfolio
Boston
65,000
 $
65,000
0.02%
3.00%
1.75%
6/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
12,870,000
 $
12,870,000
4.09%
3.00%
2.92%
6/30/2005
Scudder High Income Trust
Chicago
1,400,000
 $
1,400,000
0.44%
3.00%
3.90%
6/30/2005
Scudder Multi-Market
Income Trust
Chicago
705,000
 $
705,000
0.22%
3.00%
4.58%
6/30/2005
Scudder Strategic Income
Fund
Chicago
945,000
 $
945,000
0.30%
3.00%
1.41%
6/30/2005
Scudder Strategic Income
Trust
Chicago
160,000
 $
160,000
0.05%
3.00%
4.69%
6/30/2005
Scudder Total Return Fund
Chicago
1,140,000
 $
1,140,000
0.36%
3.00%
2.62%
6/30/2005
SVS II High Income
Portfolio
Chicago
2,075,000
 $
2,075,000
0.66%
3.00%
2.83%
6/30/2005
SVS II Strategic Income
Portfolio
Chicago
200,000
 $
200,000
0.06%
3.00%
1.52%
6/30/2005
SVS II Total Return
Portfolio
Chicago
345,000
 $
345,000
0.11%
3.00%
2.71%
6/30/2005
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
285,000
 $
285,000
0.09%
3.00%
2.01%
6/30/2005
New York Funds







Scudder High Income Plus
Fund
New York
775,000
 $
775,000
0.25%
3.00%
3.18%
6/30/2005
Scudder PreservationPlus
Income
Fund
New York
130,000
 $
21,275,000
0.04%
3.00%
0.96%
6/30/2005
Total

21,405,000
 $
42,550,000
6.80%



















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
96949VAJ2
638588AD5
640096AA1
Issuer
WILLIAM SCOTSMAN
NATIONSRENT INC
NEFF RENTAL
Underwriters
BoA, Citigroup, DBSI,
Lehman
Brothers,
CIBC
Oppenheimer
Jefferies
CSFB
Years of continuous
operation,
including
predecessors
> 3 years
> 3 years
> 3 years
Security
SCOTS 8.5% 10/1/2015
NATREN 9.5% 5/1/2015
NEFFRT 11.25% 6/15/2015
Is the affiliate a
manager or co-
manager
of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or
dealer from
which
purchased
CIBC Oppenheimer
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of
Offering
9/20/2005
4/21/2005
6/30/2005
Total amount of offering
sold to
QIBs
350,000,000
150,000,000
245,000,000
Total amount of any
concurrent
public
offering
0
0
0
Total
350,000,000
150,000,000
245,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than
public
offering
price
 N/A
 N/A
 N/A
Underwriting spread or
commission
2.25%
2.00%
2.50%
Rating
B3/B
Caa1/B-
Caa1/B-
Current yield
8.50%
9.50%
11.25%
Benchmark vs Spread
(basis points)
425 bp
429 bp
573 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
75,000
 $
75,000
0.02%



SVS I Bond Portfolio
Boston
15,000
 $
15,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
5,510,000
 $
5,510,000
1.57%



Scudder High Income Trust
Chicago
590,000
 $
590,000
0.17%



Scudder Multi-Market
Income Trust
Chicago
310,000
 $
310,000
0.09%



Scudder Strategic Income
Fund
Chicago
400,000
 $
400,000
0.11%



Scudder Strategic Income
Trust
Chicago
75,000
 $
75,000
0.02%



Scudder Total Return Fund
Chicago
415,000
 $
415,000
0.12%



SVS II High Income
Portfolio
Chicago
980,000
 $
980,000
0.28%



SVS II Strategic Income
Portfolio
Chicago
90,000
 $
90,000
0.03%



SVS II Total Return
Portfolio
Chicago
140,000
 $
140,000
0.04%



Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
100,000
 $
100,000
0.03%



New York Funds







Scudder High Income Plus
Fund
New York
915,000
 $
915,000
0.26%



Scudder Limited Duration
Plus Fund
New York
45,000
 $
45,000
0.01%



Total

9,660,000
 $
9,660,000
2.76%











^The Security and Fund
Performance
is
calculated based on
information
provided
by State Street Bank.




*If a Fund executed
multiple sales
of
a
security, the final sale
date is
listed.
If a Fund still held the
security
as
of
the quarter-end, the
quarter-end
date
is
listed.